UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 4, 2019

Cognizant Technology Solutions Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24429	13-3728359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre West 500 Frank W. Burr Blvd. Teaneck, New Jersey		07666
(Address of Principal Executive Offices)		(Zip Code)
(201) 801-0233
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CTSH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Cognizant Technology Solutions Corporation (the "Company") held its annual meeting of shareholders (the "Annual Meeting") on Tuesday, June 4, 2019. At the close of business on April 8, 2019, the record date for the determination of shareholders entitled to vote at the Annual Meeting (the “Record Date”), there were 569,276,448 shares of the Company’s Class A Common Stock outstanding and entitled to vote at the Annual Meeting. A total of 499,981,043 shares of Class A Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 87.8% of the Company’s outstanding shares of Class A Common Stock as of the Record Date.
The following are the voting results on the five proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 18, 2019.
At the Annual Meeting, all of the directors were re-elected, Proposals 2, 3 and 4 were approved and Proposal 5 was not approved.
Proposal 1. Election of Directors
The vote with respect to the election of directors was as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Zein Abdalla	422,293,838	19,810,763	16,255,151	41,621,291
Maureen Breakiron-Evans	435,804,220	7,676,147	14,879,385	41,621,291
Jonathan Chadwick	437,744,781	5,717,242	14,897,729	41,621,291
John M. Dineen	436,083,996	7,371,190	14,904,566	41,621,291
Francisco D’Souza	442,060,159	l,413,234	14,886,359	41,621,291
John N. Fox, Jr.	431,364,299	12,096,888	14,898,565	41,621,291
Brian Humphries	442,351,958	l,112,536	14,895,258	41,621,291
John E. Klein	419,077,316	24,658,428	14,624,008	41,621,291
Leo S. Mackay, Jr.	441,201,932	2,243,079	14,914,741	41,621,291
Michael Patsalos-Fox	436,240,550	7,222,679	14,896,523	41,621,291
Joseph M. Velli	436,308,691	7,150,535	14,900,526	41,621,291
Proposal 2. Advisory Vote on Executive Compensation (Say-on-Pay)
The advisory vote on the compensation of the Company’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
388,500,231	55,075,106	14,784,415	41,621,291
Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm
The vote with respect to the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
463,262,014	21,508,905	15,210,124	—

Proposal 4. Shareholder Proposal Regarding Political Disclosure
The vote with respect to the shareholder proposal requesting that the Company provide a report disclosing its political spending and related Company policies was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
236,655,615	204,635,733	17,068,404	41,621,291
Proposal 5. Shareholder Proposal Regarding Independent Board Chairman
The vote with respect to the shareholder proposal requesting that the Board adopt a policy and amend the Company's governing documents to require that the Chairman of the Board be an independent director was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
158,658,204	284,898,268	14,803,280	41,621,291

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

By:	/s/ Matthew W. Friedrich
Name:	Matthew W. Friedrich
Title:	Executive Vice President, General Counsel and Chief Corporate Affairs Officer
Date: June 7, 2019